UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

KUBIENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37875	82-1808844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Avenue South Suite 72602 New York, New York	10003-502
(Address of principal executive offices)	(Zip Code)

(866) 668-2567
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KBNT	Nasdaq
Common Stock Purchase Warrants	KBNTW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 20, 2021, Christopher H. Smith provided notice of his intention to resign as a member of the Board of Directors (the “Board”) and committees of the Board of Kubient, Inc. (the “Company”).  The Board accepted Mr. Smith’s resignation effective as of May 21, 2021.  Mr. Smith’s resignation was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Mr. Smith served as the chairman of the Board’s nominating and corporate governance committee and as a member of the Board’s audit committee and compensation committee. As a result of Mr. Smith’s resignation from the Board and all Board committee positions, the Board appointed current Board member Grainne Coen as a member of the nominating and corporate governance committee, and current Board member Elisabeth DeMarse as chairperson of the nominating and corporate governance committee, as well as appointing Ms. DeMarse as a member of the audit committee and compensation committee.

Item 7.01.          Regulation FD Disclosure.

On May 21, 2021, the Company issued a press release announcing its 2021 Annual Meeting of Stockholders, which will be conducted exclusively online by remote communication and among other things, includes a proposal for the Company’s stockholders to elect seven directors to serve on the Board until the Company’s  2022 Annual Meeting of Stockholders (or until their earlier death, resignation or removal).

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.          Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated May 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBIENT, INC.

Dated: May 21, 2021	By:	/s/ Paul Roberts
Paul Roberts Interim Chief Executive Officer